Exhibit 24.1

POWER OF ATTORNEY

We, the undersigned directors of US Airways Group, Inc., do hereby constitute and appoint Elizabeth K. Lanier and Neal S. Cohen, and each of them, our true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things in our names and on our behalf in our capacities as directors and to execute any and all instruments for us and in our name in the capacities indicated below, which either of said attorneys and agents may deem necessary or advisable to enable said registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, or any registration statement related hereto that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereof; and we do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Date

/s/ DR. DAVID G. BRONNER Dr. David G. Bronner	September 25, 2003

/s/ RONO J. DUTTA Rono J. Dutta	September 29, 2003

/s/ CHERYL GRUETZMACHER GORDON Cheryl Gruetzmacher Gordon	September 29, 2003

/s/ PERRY HAYES Perry Hayes	September 30, 2003

/s/ MAGDALENA JACOBSEN Magdalena Jacobsen	September 28, 2003

/s/ ROBERT L. JOHNSON Robert L. Johnson	September 29, 2003

/s/ BRUCE R. LAKEFIELD Bruce R. Lakefield	September 26, 2003

/s/ JOSEPH J. MARTINEO Joseph J. Martineo	September 28, 2003

/s/ JOHN MCKENNA John McKenna	September 26, 2003

/s/ HIRS MIRKA Hirs Mirka	September 26, 2003

/s/ William D. Pollock William D. Pollock	September 29, 2003

/s/ DAVID N. SIEGEL David N. Siegel	September 30, 2003

/s/ JAMES M. SIMON, JR. James M. Simon, Jr.	September 29, 2003

/s/ RAYMOND W. SMITH Raymond W. Smith	September 29, 2003

/s/ WILLIAM T. STEPHENS William T. Stephens	September 26, 2003